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                                                                    EXHIBIT 99.3



                         Santa Fe Energy Resources Inc.
                                  Common Stock
                          (par value $0.01 per share)

                         ____________________________


                             UNDERWRITING AGREEMENT

                                                                    May 23, 1995
Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     Certain stockholders named in Schedule I hereto (the "Selling Stockholders") of Santa Fe Energy Resources, Inc., a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein, to sell to Goldman, Sachs & Co. (the "Underwriters") an aggregate of 13,071,992 shares (the "Shares") of Common Stock, par value $0.01 per Share ("Stock") of the Company.

    1. (a) The Company represents and warrants to, and agrees with, the Underwriters that:

        (i) A registration statement on Form S-3 (File No. 33-58285) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
     Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the

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     Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

        (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

       (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

        (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to
     Item 7 of Form S-3;





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         (v)   Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which is material and adverse to the consolidated financial condition, stockholder's equity or results of operations of the Company and its subsidiaries considered as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or increase in long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, in either case which is material and adverse to the consolidated financial condition, stockholder's equity or results of operations of the Company and its subsidiaries considered as a whole;

        (vi) (a) The Company and its subsidiaries have good title to their producing oil and gas properties, free and clear of all liens, encumbrances and defects, except (W) those described in the Prospectus,
     (X) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (Y) liens and encumbrances under oil and gas leases, options to lease, operating agreements, unitization and pooling agreements, participation and drilling concession agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (Z) liens, encumbrances and defects that do not, singly or in the aggregate, materially affect the value of such oil and gas properties or materially interfere with the use made or proposed to be made of such properties by the Company and its subsidiaries; and (b) except to the extent described in the Prospectus, the leases, options to lease, drilling concessions or other arrangements held by the Company and its subsidiaries reflect in all material respects the right of the Company and its subsidiaries to explore the unexplored and undeveloped acreage described in the Prospectus and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other arrangements was generally consistent with standard industry practices for acquiring or procuring leases to explore acreage for hydrocarbons;

       (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

      (viii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description of the capital stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully





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     paid and non-assessable and are owned directly or indirectly by the
     Company, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Prospectus or incorporated therein by reference;

        (ix) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in (a) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject,
     (b) any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or (c) any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties other than, in the case of clauses (a) and (c) above, any breach, default or violation which, individually or in the aggregate, will not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (a) the registration under the Act of the Shares and (b) such consents, approvals, authorizations, registrations or qualifications (1) as have been, or prior to the Time of Delivery (as defined in Section 4 hereof) will be, obtained or (2) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

         (x) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and, other than as set forth or contemplated in the Prospectus, to the Company's knowledge after reasonable investigation, no such proceedings are threatened by governmental authorities or threatened by others; and

        (xi) Price Waterhouse LLP, who have certified certain financial statements of the Company and its subsidiaries that are included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     (b) Each of the Selling Stockholders severally and not jointly represents and warrants to, and agrees with, the Underwriters and the Company that:

             (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver, or cause to be sold, assigned, transferred and delivered, the Shares to be sold by such Selling Stockholder hereunder;





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            (ii)     The sale of the Shares to be sold by such Selling
         Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

           (iii) Such Selling Stockholder (or, in the case of Zell/Chilmark Fund, L.P. ("Z/C"), HC Associates, a partnership of which Z/C is a general partner ("HC")), has, and immediately prior to the Time of Delivery such Selling Stockholder (or, in the case of Z/C, HC) will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters;

            (iv) During the 120-day period beginning from the date hereof, such Selling Shareholder will not effect any public sale or public distribution of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, without your prior written consent;

             (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

            (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

           (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);





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           (viii)    The Shares represented by the certificates held by such
         Selling Stockholder are subject to the interests of the Underwriters hereunder; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement; and

            (ix) In order to document an exemption from any liability for withholding under Section 1445(a) of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each Selling Stockholder will deliver to you prior to or at the Time of Delivery a certification of non-foreign status substantially similar to the sample certification provided in Treasury Regulations Section 1.1445-2(b)(2)(iii)(B).

     2. Subject to the terms and conditions herein set forth, each of the Selling Stockholders agrees, severally and not jointly, to sell to the Underwriters, and the Underwriters agree to purchase from each of the Selling Stockholders, at a purchase price per share of $9.00 the number of Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto.

     3. Upon the authorization by you of the release of the Shares, the Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by the Underwriters hereunder, in book-entry form, and in such authorized denominations and registered in such names as the Underwriters may request upon at least forty-eight hours' prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for the account of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks, payable to the order of each of the Selling Stockholders, as their interests may appear, in New York Clearing House (next day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York time, on May 31, 1995 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date are herein called the "Time of Delivery".

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each





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Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.  The Company agrees with the Underwriters:

            (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as you may from time to





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         time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriters are required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) Not to effect any public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 120-day period beginning from the date hereof (except (i) pursuant to (A) registration on Form S-8 or any successor form, (B) registration on Form S-4 or any successor form, or (C) registration of securities in connection with a dividend reinvestment plan on form(s) applicable to such securities, or (ii) the issuance of shares of Stock upon the conversion by holders of shares of preferred stock of the Company outstanding on the date hereof) without your prior written consent;

            (f) To the extent required by law or any applicable national stock exchange regulation, to furnish to its stockholders within 120 days after the end of each fiscal year an annual report (including a balance sheet and statements of operations, stockholder's equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, within 60 days after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), a quarterly report (including unaudited consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail); and

            (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided that you agree not to disclose any information furnished to you pursuant to this Section 5(g)(ii) to any person who is not your partner, officer, employee or counsel except with the consent of the Company or pursuant to a subpoena or order issued by a court of competent jurisdiction or by a judicial or administrative or legislative body or committee unless such information becomes available in the public domain other than as a result of disclosure by you or your partners, officers, employees or counsel.





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     6.        The Company and each of the Selling Stockholders covenant and agree with one another and with the Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; and (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; and (iii) all other costs and expenses incident to the registration of the Shares and the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (c) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including
(i) any fees and expenses of counsel for such Selling Stockholder, (ii) any underwriting or brokerage discounts or commissions, and (iii) any transfer or other taxes attributable to the registration or the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder.
It is understood, however, that the Company shall bear the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at the Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

            (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at the Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Andrews & Kurth LLP, special counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                 (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform in all material respects to the description of the Stock contained in the Prospectus;

                (iii) This Agreement has been duly authorized, executed and delivered by the Company;

                 (iv) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in (a) any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or (b) any violation of any statute or any order, rule or regulation of the United States (or any state, territory or possession thereof) known to such counsel of any court or governmental agency or body of the United States (or any state, territory or possession thereof) having jurisdiction over the Company or any of its subsidiaries or any of their properties other than, in the case of clause (b) above, any violation which, individually or in the aggregate, will not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole;

                  (v) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body of the United States (or any state, territory or possession thereof) having jurisdiction over the Company or any of its subsidiaries is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (a) the registration under the Act of the Shares, and (b) such consents, approvals, authorizations, registrations or qualifications (1) as have been, or prior to the Time of Delivery will be, obtained or (2) as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                 (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and they do not believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                (vii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Act and the rules and regulations thereunder; they do not believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, other financial data and information included therein that is extracted from a report of Ryder Scott Company pertaining to natural resource reserves that is referred to or included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

            (d) David L. Hicks, General Counsel for the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that he shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                 (ii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and, except as disclosed in the Prospectus or incorporated therein by reference, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that he shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                (iii) To such counsel's knowledge after reasonable investigation and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would be likely, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, stockholder's equity or results of operations of the Company and its subsidiaries considered as a whole; and, to such counsel's knowledge after reasonable investigation, no such proceedings are threatened by governmental authorities or threatened by others; and

                 (iv) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject other than any breach, default or violation which, individually or in the aggregate, will not have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole.

            (e) The respective counsel for each of the Selling Stockholders, as indicated in Schedule I hereto, each shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                 (ii) Based, in the case of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), upon certain unpublished oral interpretations and certain published interpretations of the regulatory authorities vested with responsibility for enforcement of the HSR Act, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

                (iii) To the best of such counsel's knowledge after reasonable inquiry, such Selling Stockholder had full right, power and authority to sell, assign, transfer and deliver, or to cause to be sold, assigned, transferred and delivered, the Shares to be sold by such Selling Stockholder hereunder; and

                 (iv) The Underwriters have acquired marketable title to such Shares, free and clear of all liens, pledges, encumbrances or claims, assuming the Underwriters have acquired such Shares in good faith and without notice of any adverse claim as used in the Uniform Commercial Code in effect in the State of New York.

            In rendering the foregoing opinion, such counsel may rely upon certificates of such Selling Stockholder, the Company and the transfer agent for the Stock in respect of certain identified matters of fact, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

            (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Price Waterhouse LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

            (g)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which is material and adverse to the consolidated financial condition, stockholder's equity or results of operations of the Company and its subsidiaries considered as a whole, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or any increase in long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, in either case which is material and adverse to the consolidated financial condition, stockholder's equity or results of operations of the Company and its subsidiaries considered as a whole, the effect of which, in any such case described in Clause (i) or (ii), is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

            (i) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you in your reasonable judgment as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of the Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section; and

            (j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, and on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement, the Company shall have furnished or caused to be furnished to you letters from Ryder Scott Company, dated the respective dates of delivery thereof, in form and substance satisfactory to you.

     8. (a) The Company will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use therein; and provided further that the Company shall not be liable to the Underwriters under the indemnity agreement in this subsection (a) with respect to any Prospectus to the extent that any such loss, claim, damage or liability of the Underwriters results from the fact that such Underwriters sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (not including the documents incorporated therein by reference) as then amended or supplemented in any case where such delivery is required by the Act if the Company had previously furnished copies thereof in sufficient quantities to the Underwriters and the loss, claim, damage or liability of the Underwriters results from an untrue statement or omission of a material fact contained in the Prospectus which was identified in writing at such time to the Underwriters and corrected in the Prospectus as then amended or supplemented.

     (b) Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use therein; and provided further that the Selling Stockholders shall not be liable to the Underwriters under the indemnity agreement in this subsection (b) with respect to any Prospectus to the extent that any such loss, claim, damage or liability of the

Underwriters results from the fact that such Underwriters sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (not including the documents incorporated therein by reference) as then amended or supplemented in any case where such delivery is required by the Act if the Company or the Selling Stockholders had previously furnished copies thereof in sufficient quantities to the Underwriters and the loss, claim, damage or liability of the Underwriters results from an untrue statement or omission of a material fact contained in the Prospectus which was identified in writing at such time to the Underwriters and corrected in the Prospectus as then amended or supplemented.

     (c) The Underwriters will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d)       Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation undertaken with the consent of the indemnifying party.

     (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling

Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions paid by the Selling Stockholders to the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Neither Selling Stockholder shall be required to contribute any amount pursuant to this subsection (e) if the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) do not arise out of or are not based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein as set forth in subsection (b) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

     9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by the Underwriters or any controlling person of the Underwriters, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

     10. If any Shares are not delivered by or on behalf of the Selling Stockholders because the condition set forth in Section 7(h) has not been met, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if any Shares are not delivered by or on behalf of a Selling Stockholder because a condition set forth in Section 7(e) or 7(i) has not been met with respect to such Selling Stockholder, such Selling Stockholder (or if any such condition has not been met with respect to both Selling Stockholders the Selling Stockholders, pro rata based on the number of Shares to be sold hereunder), or if for any other reason, the Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, the Company, will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Underwriters, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares, but the Company and the Selling Stockholders shall then be under no further liability to the Underwriters in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

     11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to them at 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule I hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel, with a copy to Andrews & Kurth LLP, 4200 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002, Facsimile:
(713) 220-4593, Attention: Michael O'Leary, Esq. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriters shall be deemed a successor or assign by reason merely of such purchase.

     13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     16. The rights and obligations of the Selling Stockholders hereunder are several and not joint.

     17. THIS AGREEMENT IS IN ADDITION TO, AND DOES NOT MODIFY THE RIGHTS OR OBLIGATIONS OF THE SELLING STOCKHOLDERS UNDER, THE RESPECTIVE REGISTRATION RIGHTS AGREEMENTS BETWEEN THE COMPANY AND EACH OF THE SELLING STOCKHOLDERS.

        If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriters, the Company and each of the Selling Stockholders.

                                   Very truly yours,

                                   Santa Fe Energy Resources, Inc.


                                   By: /s/
                                       --------------------------------
                                        Name:
                                        Title:


                                   Itel Corporation


                                   By: /s/
                                       --------------------------------
                                       Name:
                                       Title:


                                   Zell/Chilmark Fund, L.P.
                                   By: ZC Limited Partnership, General Partner
                                       By: ZC Partnership, General Partner
                                           By: CZ Inc., a Partner



                                   By: /s/
                                       --------------------------------
                                       Name:
                                       Title:

Accepted as of the date hereof:



--------------------------------
     (Goldman, Sachs & Co.)

                                    SCHEDULE I

                                                                                       Total Number of
                                                                                            Shares
                                                                                          to be Sold
      The Selling Stockholders:
               Itel Corporation(a) . . . . . . . . . . . . . . .                           8,064,005
               Zell/Chilmark Fund, L.P.(b) . . . . . . . . . . .                           5,007,987
                                                                                         -----------
           Total   . . . . . . . . . . . . . . . . . . . . . . .                          13,071,992
                                                                                         ===========


---------------
(a)    This Selling Stockholder is represented by:

Mayer, Brown & Platt
190 S. LaSalle Street
Suite 3900
Chicago, Illinois 60603
Telephone: (312) 782-0600
Facsimile: (312) 701-7711
Attention: Jim Junewicz, Esq.

(b)    This Selling Stockholder is represented by:

Cleary, Gottlieb, Steen & Hamilton
One Liberty Plaza
New York, New York 10006
Telephone: (212) 225-2000
Facsimile: (212) 225-3999
Attention: William Groll, Esq.

Rosenberg & Liebentritt
Two North Riverside Plaza
15th Floor
Chicago, Illinois 60606
Telephone: (312) 466-3196
Facsimile: (312) 454-0335
Attention: Alisa Singer, Esq.

                                                                         ANNEX I


Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

              (i) They are independent accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

              (ii) In their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, as applicable, and the related published rules and regulations thereunder with respect to registration statements on Form S-3;

             (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

                          (a) Reading the minutes of meetings of the Board of Directors of the Company and its consolidated subsidiaries since December 31, 1994 as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                          (b) Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited interim financial statements of the Company and its consolidated subsidiaries incorporated by reference in the Registration Statement and reading the unaudited interim financial data for the period from the date of the latest balance sheet incorporated by reference in the Registration Statement to the date of the latest available interim financial data; and

                          (c) Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                                  (1)  (i) the unaudited interim financial
                          statements, incorporated by reference in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder;

                                  (2)  any material modifications should be
                          made to the unaudited interim financial statements, incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles;

                                  (3)  (i) at the date of the latest available
                          interim financial data and at a specified date not more than five business days prior to the date of delivery of such letter, there was any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets (working capital) or shareholders' equity of the Company and subsidiaries consolidated as compared with amounts shown in the latest balance sheet incorporated by reference in the Registration Statement or (ii) for the period from the date of the latest available unaudited financial statements incorporated by reference in the Registration Statement to a specified date not more than five business days prior to delivery of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, income from operations or in the total or per share amounts of net income, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, or they shall state any specific changes or decreases.

                 (iv) In addition to the audit referred to in this report incorporated by reference in the Registration
                 Statement and the limited procedures, reading of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have performed certain other procedures, as specified by the Underwriters, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain information of an accounting, financial or statistical nature, which are derived from the general accounting records of the Company (which are subject to the Company's system of internal accounting controls), set forth in documents incorporated by reference in the Registration Statement, including information set forth in: the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the captions "Business and Properties", "Selected Financial Data", and "Management's Discussion and Analysis of Financial Condition and Results of Operations"; the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations"; the Company's Notice of Annual Meeting dated March 21, 1995 under the captions "Election of Directors", "Chief Executive Officer Compensation", "Compensation Committee Interlocks and Insider Participants" and "Summary Compensation Table", and have agreed certain of such information of an accounting, financial or statistical nature to (i) audited financial statements; or (ii) schedules prepared by the Company and (a) agreed the amounts on the schedules to corresponding amounts appearing in the accounting records of the Company and (b) determined the schedules were mathematically correct, excluding any questions of legal interpretation.